Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fisher Communications, Inc. (the “Company”) on Form 10-Q/A for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q/A”), I David D. Hillard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4)	The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003

/s/ David D. Hillard
David D. Hillard
Senior Vice President
Chief Financial Officer